Nationwide Life Insurance Company • Nationwide Variable Account – D • Nationwide Variable Account – 9 • Nationwide Variable Account – 12

Prospectus supplement dated January 7, 2010 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective March 26, 2010, the Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities underlying mutual fund will merge into the Ivy Funds Variable Insurance Portfolios, Inc. - Bond underlying mutual fund.  As a result, if any of your contract value is invested in the Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities underlying mutual fund, the contract value will be merged into the Ivy Funds Variable Insurance Portfolios, Inc. - Bond underlying mutual fund.  If any portion of your future purchase payment is allocated to the Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities underlying mutual fund, you should re-direct that allocation to another underlying mutual fund available under your contract.

On March 24, 2010, the Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities underlying mutual fund will not accept any purchase payments or redemptions.

Effective as of the close of trading of the New York Stock Exchange on March 26, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities underlying mutual fund will be updated to reflect the Ivy Funds Variable Insurance Portfolios, Inc. - Bond underlying mutual fund.

Effective immediately, all references and information contained in the prospectus for your contract related to the Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities underlying mutual fund are deleted.